NUMBER ________________

  A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE
   SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THESE
      SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO
    THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY
   NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH
     OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR
                   QUALIFICATION UNDER THE SECURITIES LAWS OF
                                 ANY SUCH STATE.



--------------------------------------------------------------------------------
STEIN ROE ADVISOR TAX-MANAGED GROWTH FUND II      PROSPECTUS, MARCH 1, 2000
--------------------------------------------------------------------------------


CLASS A, B AND C SHARES

Advised by Stein Roe & Farnham Incorporated






--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                       2
--------------------------------------------------------------------------------
Investment Goals ..............................................................2
Primary Investment Strategies .................................................2
Primary Investment Risks ......................................................2
Performance ...................................................................3
Your Expenses .................................................................4

YOUR ACCOUNT                                                                   5
--------------------------------------------------------------------------------
How to Buy Shares .............................................................5
Sales Charges .................................................................6
How to Exchange Shares ........................................................9
How to Sell Shares ............................................................9
Distribution and Service Fees ................................................10
Other Information About Your Account..........................................11

MANAGING THE FUND                                                             13
--------------------------------------------------------------------------------
Investment Advisor ...........................................................13
Portfolio Managers ...........................................................13
Advisor Performance Information ..............................................13



Although these securities have been registered with the Securities and Exchange Commission, the COmmission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

    ------------------------------
     Not FDIC    May Lose Value
               -------------------
     Insured    No Bank Guarantee
    ------------------------------

--------------------------------------------------------------------------------
     THE FUND
--------------------------------------------------------------------------------

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth while reducing shareholder exposure to taxes.


PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in large capitalization and middle capitalization stocks that have at least $1 billion in equity market capitalization at the time of purchase. The Fund may also invest in foreign securities. In selecting stocks for the Fund, the Fund's investment advisor uses fundamental research analysis and valuation techniques.

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

In seeking to achieve its goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.


PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goals. It is possible to lose money by investing in the Fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic or political conditions.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.


UNDERSTANDING TAX-MANAGED INVESTING

In managing the Fund, the advisor uses investment strategies that are designed to reduce (but not eliminate) the payment by the Fund of taxable distributions to shareholders. These strategies include: buying stocks that pay low dividends or no dividends at all; maintaining a low portfolio turnover rate which helps to minimize the realization and distribution of taxable gains; deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than a short-term capital gain; selling securities to create a loss to offset gains realized on other securities; and selling the higher cost basis portion of a security holding before the lower cost basis portion.

From time to time, the Fund expects to distribute taxable income and capital gains. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. Additionally, the ability to use certain tax management techniques may be curtailed or eliminated in the future by tax legislation or regulation.

The Fund


PERFORMANCE
--------------------------------------------------------------------------------
The Fund's return is compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of U.S. stock market securities. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's return is also compared to the average return of the funds included in the Lipper Growth Fund category (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.

Because the Fund is a new Fund and has not completed one full year of investment performance, information related to the Fund's performance has not been included in this prospectus.

The Fund


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


--------------------------------------------------------------------------------
Shareholder Fees(1)(paid directly from your investment)
--------------------------------------------------------------------------------

                                                 CLASS A   CLASS B   CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)            5.75      0.00      0.00
----------------------------------------------- --------- --------- ---------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)      1.00(2)   5.00      1.00
----------------------------------------------- --------- --------- ---------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                      (3)       (3)       (3)


--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted directly from Fund assets)
--------------------------------------------------------------------------------

                                                 CLASS A   CLASS B   CLASS C

Management and administration fees (4) (%)         1.00      1.00      1.00
----------------------------------------------- --------- --------- ---------
Distribution and service (12b-1) fees (%)          0.25      1.00      1.00
----------------------------------------------- --------- --------- ---------
Other expenses  (5)(6) (%)                         0.43      0.43      0.43
----------------------------------------------- --------- --------- ---------
Total annual fund operating expenses (5) (%)       1.68      2.43      2.43


--------------------------------------------------------------------------------
Example Expenses (your actual costs may be higher or lower)
--------------------------------------------------------------------------------

CLASS                                          1 YEAR           3 YEARS

Class A                                         $736             $1,074
----------------------------------------- ---------------- -----------------
Class B: did not sell your shares               $246             $  758

         sold all your shares at
         the end of the period                  $746             $1,058
----------------------------------------- ---------------- -----------------
Class C: did not sell your shares               $246             $  758

         sold all your shares at
         the end of the period                  $346             $  758


UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees, 12b-1 fees, brokerage costs, and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions




(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(3) There is a $7.50 charge for wiring sale proceeds to your bank.

(4) The Fund's advisor and administrator have voluntarily agreed to waive 0.10% of the management and administrator fees on average net assets of the Fund over $500 million. This arrangement may be terminated by the advisor or administrator at any time.

(5) The Fund's advisor has agreed to bear the Fund's expenses such that "Other expenses" do not exceed 0.25% of the first $100 million of average net assets and 0.50% of average net assets over $100 million annually. These payments made by the advisor on behalf of the Fund are subject to reimbursement by the Fund to the advisor. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's "Other expenses" will not exceed 0.25% of the first $100 million of average net assets and 0.50% of average net assets over $100 million annually. This arrangement terminates on the earlier of (i) the date on which expense reimbursement payments by the Fund equal prior payment of such reimbursable expenses by the advisor, or (ii) three years from the date the Fund's shares are offered for sale. This arrangement may be terminated at an earlier date by the advisor.

(6) "Other expenses" are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
     YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


--------------------------------------------------------------------------------
Outlined below are the various options for buying shares:
--------------------------------------------------------------------------------

METHOD                 INSTRUCTIONS

Through your           Your financial advisor can help you establish your
financial advisor      account and buy Fund shares on your behalf.
-------------------- -----------------------------------------------------------
By check               For new accounts, send a completed application and check
(new account)          made payable to the Fund to the transfer agent, Liberty
                       Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-
                       1722.
-------------------- -----------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your quarterly statement, or
                       send a letter of instruction including your Fund name and
                       account number with a check made payable to the Fund to
                       Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                       02105-1722.
-------------------- -----------------------------------------------------------
By exchange            You or your financial advisor may acquire shares by
                       exchanging shares you own in one fund for shares of the
                       same class of the Fund at no additional cost. There may
                       be an additional charge if exchanging from a money market
                       fund. To exchange by telephone, call 1-800-422-3737.
-------------------- -----------------------------------------------------------
By wire                You may purchase shares by wiring money from your bank
                       account to your fund account. To wire funds to your fund
                       account, call 1-800-422-3737 to obtain a control number
                       and the wiring instructions.
-------------------- -----------------------------------------------------------
By electronic funds    You may purchase shares by electronically transferring
transfer               money from your bank account to your fund account by
                       calling 1-800-422-3737. Electronic funds transfers may
                       take up to two business days to settle and be considered
                       in "good form." You must set up this feature prior to
                       your telephone request. Be sure to complete the
                       appropriate section of the application.
-------------------- -----------------------------------------------------------
Automatic              You can make monthly or quarterly investments
investment plan        automatically from your bank account to your fund
                       account. You can select a pre-authorized amount to be
                       sent via electronic funds transfer. Be sure to complete
                       the appropriate section of the application for this
                       feature.
-------------------- -----------------------------------------------------------
By dividend            You may automatically invest dividends distributed by one
diversification        fund into the same class of shares of the Fund at no
                       additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.


INVESTMENT MINIMUMS(7)

Initial Investment ............................................. $2,500
Subsequent Investments ......................................... $  250
Automatic Investment Plan ...................................... $   50
Retirement Plans ............................................... $   25


(7) The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Your Account


SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

CLASS A SHARES Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


--------------------------------------------------------------------------------
Class A Sales Charges
--------------------------------------------------------------------------------

                                                                        % OF
                                                                      OFFERING
                                         AS A % OF                      PRICE
                                        THE PUBLIC       AS A %      RETAINED BY
                                         OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                         PRICE       INVESTMENT   ADVISOR FIRM

Less than $50,000                          5.75           6.10          5.00
------------------------------------- -------------- -------------- ------------
$50,000 to less than $100,000              4.50           4.71          3.75
------------------------------------- -------------- -------------- ------------
$100,000 to less than $250,000             3.50           3.63          2.75
------------------------------------- -------------- -------------- ------------
$250,000 to less than $500,000             2.50           2.56          2.00
------------------------------------- -------------- -------------- ------------
$500,000 to less than $1,000,000           2.00           2.04          1.75
------------------------------------- -------------- -------------- ------------
$1,000,000 or more(8)                      0.00           0.00          0.00


For Class A share purchases of $1 million or more, financial advisors receive a commission from the distributor as follows:

--------------------------------------------------------------------------------
Purchases Over $1 Million
--------------------------------------------------------------------------------

AMOUNT PURCHASED                                           COMMISSION %

First $3 million                                               1.00
-------------------------------------------- -----------------------------------
Next $2 million                                                0.50
-------------------------------------------- -----------------------------------
Over $5 million                                                0.25(9)


CHOOSING A SHARE CLASS

The Fund offers three classes of shares in the prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Prior to February 1, 2000, purchases of $1 million or more are automatically invested in Class A shares. Effective February 1, 2000, if your financial advisor firm participates in the Class B discount program, purchases of over $1 million can be made only in Class A or Class C shares. Otherwise, purchases in excess of $250,000 must be for Class A or Class C shares only. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.



(8) Class A shares bought without an initial sales charge in accounts aggregating $1 million to $5 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a 1% CDSC if redeemed within 18 months of their purchase date. The 18-month period begins on the first day of the month following each purchase.

(9) Paid over 12 months but only to the extent the shares remain outstanding.

Your Account


UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES (CDSC)

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.


REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value (NAV), which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are at the Fund's NAV. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.

PURCHASES OF LESS THAN $250,000:


--------------------------------------------------------------------------------
Class B Sales Charges
--------------------------------------------------------------------------------

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD

Through first year                                             5.00
-------------------------------------------------- -----------------------------
Through second year                                            4.00
-------------------------------------------------- -----------------------------
Through third year                                             3.00
-------------------------------------------------- -----------------------------
Through fourth year                                            3.00
-------------------------------------------------- -----------------------------
Through fifth year                                             2.00
-------------------------------------------------- -----------------------------
Through sixth year                                             1.00
-------------------------------------------------- -----------------------------
Longer than six years                                          0.00

Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares is eight years after purchase.

Effective for purchases on and after February 1, 2000, you can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights

Your Account


of Accumulation apply, so that if the combined value of the Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:


--------------------------------------------------------------------------------
Class B Sales Charges
--------------------------------------------------------------------------------

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD

Through first year                                             3.00
-------------------------------------------------- -----------------------------
Through second year                                            2.00
-------------------------------------------------- -----------------------------
Through third year                                             1.00
-------------------------------------------------- -----------------------------
Longer than three years                                        0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares is four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:


--------------------------------------------------------------------------------
Class B Sales Charges
--------------------------------------------------------------------------------

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD

Through first year                                             3.00
-------------------------------------------------- -----------------------------
Through second year                                            2.00
-------------------------------------------------- -----------------------------
Through third year                                             1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares is three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.

CLASS C SHARES Similar to Class B shares, your purchases of Class C shares are at the Fund's NAV. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are

Your Account


purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.


--------------------------------------------------------------------------------
Class C Sales Charges
--------------------------------------------------------------------------------

YEARS AFTER PURCHASE                           % DEDUCTED WHEN SHARES ARE SOLD

Through first year                                           1.00
-------------------------------------------- -----------------------------------
Longer than one year                                         0.00


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks.

Your Account


--------------------------------------------------------------------------------
Outlined below are the various options for selling shares:
--------------------------------------------------------------------------------

METHOD                 INSTRUCTIONS

Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor firm must receive your request prior to
                       the close of the NYSE, usually 4:00 p.m. Eastern time.
-------------------- -----------------------------------------------------------
By exchange            You or your financial advisor may sell shares by
                       exchanging from the Fund into the same share class of
                       another fund at no additional cost. To exchange by
                       telephone, call 1-800-422-3737.
-------------------- -----------------------------------------------------------
By telephone           You or your financial advisor may sell shares by
                       telephone and request that a check be sent to your
                       address of record by calling 1-800-422-3737, unless you
                       have notified the Fund of an address change within the
                       previous 30 days. The dollar limit for telephone sales is
                       $100,000 in a 30-day period. You do not need to set up
                       this feature in advance of your call. Certain
                       restrictions apply to retirement accounts. For details,
                       call 1-800-345-6611.
-------------------- -----------------------------------------------------------
By mail                You may send a signed letter of instruction or stock
                       power form along with any certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.
                       Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                       Mail your letter of instruction to Liberty Funds
                       Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
-------------------- -----------------------------------------------------------
By wire                You may sell shares and request that the proceeds be
                       wired to your bank. You must set up this feature prior to
                       your telephone request. Be sure to complete the
                       appropriate section of the account application for this
                       feature.
-------------------- -----------------------------------------------------------
By electronic          You may sell shares and request that the proceeds be
funds transfer         electronically transferred to your bank.  Proceeds may
                       take up to two business days to be received by your bank.
                       You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of Class A, B and C shares and the services provided to you by your financial advisor. The annual distribution fee and service fee may equal up to 0.00% and 0.25%, respectively, for Class A shares and 0.75% and 0.25%, respectively, for each of Class B and Class C shares and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.(10)



(10) Class B shares automatically convert to Class A shares after a certain number of years, depending on the program you purchased your shares under, eliminating the distribution fee upon conversion.

Your Account


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value (NAV). The NAV is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the NAV (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its NAV for each share class by dividing each class's total net assets by the number of that class's shares outstanding. In determining the NAV, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

Your Account


DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


--------------------------------------------------------------------------------
Types of Distributions
--------------------------------------------------------------------------------

Dividend Represents interest and dividends earned from securities held by the Fund.
------------------ -------------------------------------------------------------
Capital gains Represents long-term capital gains on sales of securities held for more than 12 months and short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account.(11) To change your distribution option call 1-800-345-6611.


--------------------------------------------------------------------------------
Distribution Options
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains(12)
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options) (12):

- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer

TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on [foreign], federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.


UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.



(11) If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

(12) Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------
     MANAGING THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1932. As of January 31, 2000, Stein Roe managed over $__ billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Fund is managed by a team of investment professionals assigned to it by Stein Roe. No single individual has primary management responsibility over the Fund's portfolio securities.


ADVISOR PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The Fund is managed by the same team of investment professionals that currently manage Stein Roe Advisor Tax-Managed Growth Fund (Fund I). Fund I's investment goals of long-term capital growth while reducing shareholder exposure to taxes is identical to the Fund's investment goals.

The following table includes the average annual and cumulative total returns for Fund I from December 30, 1996 (Fund I's inception date) through December 31, 1999. These performance figures take into account the estimated expenses of the Fund's Class A shares, excluding any fee waiver or reimbursement and including the sales charges on Class A shares.

Managing the Fund


                                           Periods Ended December 31, 1999
                                           -------------------------------

                                          Average Annual         Cumulative
                                           Total Return         Total Return
                                           ------------         ------------

One Year
Two Years
Three Years
Since December 30, 1996
(inception of Fund I)

Fund I's returns assume annual fees and expenses of %. The gross investment performance for the Account has been examined by PricewaterhouseCoopers LLP in accordance with standards established by the American Institute of Certified Public Accountants, for use in connection with the registration statement of the Trust under the Securities Act of 1933, as amended. The gross investment performance (i) represents total return, assuming reinvestment of all dividends and proceeds from capital transactions; and (ii) has been adjusted for estimated fees and expenses that would be imposed on Class A shares of the Fund. In addition, the performance calculation reflects the deduction of the sales charge applicable to Class A shares of the Fund. This method for calculating performance produces a different result than if the performance information were calculated using the Securities and Exchange Commission's method of calculating total return of a mutual fund. In addition, the returns would have been different if expenses and sales loads applicable to classes other than Class A had been applied. PricewaterhouseCoopers LLP has not examined the net investment performance presented herein.

FUND I'S PERFORMANCE FIGURES DO NOT REPRESENT PAST PERFORMANCE OF THE FUND AND SHOULD NOT BE VIEWED AS INDICATIVE OF FUTURE PERFORMANCE RESULTS FOR THE FUND. Among other things, the fees, expenses and sales charges applicable to an investment in the Fund may be higher than those assumed in calculating the Fund I's returns, which would negatively impact the Fund's performance relative to the Fund I's performance. Cash flows into and out of the Fund may also negatively impact the Fund's performance relative to the Fund I's performance.

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                                       15

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information about the Fund's investments will be published in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Securities and Exchange Commission at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust I: 811-2214
- Stein Roe Advisor Tax-Managed Growth Fund II



--------------------------------------------------------------------------------

                              [LIBERTY FUNDS LOGO]

                    Liberty Funds Distributor, Inc. (c)2000
                    One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
                    www.libertyfunds.com

TM-01/353A-0200